UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2011

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

Employment Agreements with Executive Officers Other Than Ryan P. Bogan

On February 22, 2011, LMI Aerospace, Inc. (the “Company”) entered into an employment agreement with each of the following individuals:

•	Ronald S. Saks, Chief Executive Officer of the Company;
•	Lawrence E. Dickinson, Vice President and Chief Financial Officer of the Company;
•	Robert T. Grah, Vice President - Central Region of the Company and Chief Operating Officer of the Aerostructures segment;
•	Michael J. Biffignani, Chief Information Officer of the Company; and
•	Cynthia G. Maness, Vice President of Human Resources and Organizational Development of the Company (each of the foregoing, an “Executive Officer” and, collectively, the “Executive Officers”).

Each Executive Officer’s employment agreement provides for an initial term of employment that commenced as of January 1, 2011 and expires on January 1, 2014.  By its terms, each employment agreement automatically renews for additional one-year periods unless not later than October 31 of any year beginning in 2013 the Executive Officer or the Company gives written notice to the other party of his, her or its intention not to extend the term of the employment agreement.
Each employment agreement provides for an annual base salary and an annual performance bonus.  Such performance bonus will be earned as follows:

•
5% of the Executive Officer’s base salary if the annual net operating income of the Aerostructures segment (with respect to Mr. Grah) or the Company as a whole (with respect to the other Executive Officers) exceeds 60% of the budgeted net annual operating income thereof;

•
5% of the Executive Officer’s base salary if the annual net operating income of the Aerostructures segment (with respect to Mr. Grah) or the Company as a whole (with respect to the other Executive Officers) exceeds 100% of the budgeted net annual operating income thereof; and

•	A percentage (set forth below) of the annual consolidated net operating income of the Company if it exceeds 60% of the budgeted net annual operating income of the Company.

Name	2011 Base Salary	2012 Base Salary	2013 and Thereafter Base Salary	Percentage of Net Income for Bonus Calculation	Segment(s) Used to Measure Bonus
Ronald S. Saks	$328,879	$338,745	$348,908	0.2310%	Aerostructures and Engineering Services
Lawrence E. Dickinson	$238,722	$245,884	$253,260	0.1320%	Aerostructures and Engineering Services
Robert T. Grah	$282,000	$290,460	$299,174	0.1700%	Aerostructures
Michael J. Biffignani	$212,188	$218,554	$225,111	0.1100%	Aerostructures and Engineering Services
Cynthia G. Maness	$220,937	$227,565	$234,392	0.1210%	Aerostructures and Engineering Services

Each employment agreement also includes a claw back provision consistent with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) and the Company’s Policy for Recoupment of Incentive Compensation.

Each employment agreement may be terminated upon: (i) the cessation of the business of the Company, (ii) the Executive Officer’s unsatisfactory performance of his or her duties under the employment agreement, (iii) the death of the Executive Officer, (iv) the permanent disability of the Executive Officer, (v) ten days written notice by the Company upon breach or default of the terms of the employment agreement by the Executive Officer, (vi) an act of misconduct by the Executive Officer or (vii) the Executive Officer giving 30 days written notice to the Company.

If an Executive Officer’s employment is terminated for any of the reasons described in clauses (iii) through (vii) above, such Executive Officer will be entitled to receive only accrued and unpaid base salary.  If an Executive Officer’s employment is terminated by the Company for any other reason, the Company will provide to the Executive Officer severance in an amount based upon his or her length of service with the Company.  The Company will also provide an Executive Officer with severance pay if such Executive Officer’s employment is terminated in conjunction with a change in the control of the Company.

The form of employment agreement executed with Messrs. Saks, Dickinson and Biffignani and Ms. Maness is attached hereto as Exhibit 10.1.  The employment agreement executed with Mr. Grah is attached hereto as Exhibit 10.2.

Employment and Educational Leave Agreement with Ryan P. Bogan

On February 22, 2011, D3 Technologies, Inc., a wholly owned subsidiary of the Company (“D3”), entered into an Employment and Educational Leave Agreement with Ryan P. Bogan, Chief Executive Officer of D3.  As previously reported, Mr. Bogan has transitioned the responsibility for D3’s day-to-day operations to Richard Johnson, President of D3, and, as of January 1, 2011, he began a sabbatical for approximately one year to complete his Masters of Business Administration degree.  During his sabbatical, Mr. Bogan will continue to provide consultation on key policy, strategic and management decisions to Mr. Johnson, but his primary responsibility during the term of his employment agreement shall be the completion of his Masters of Business Administration degree.  Additionally, Mr. Bogan will continue to consult with Mr. Saks and the Company’s Board of Directors on matters of significant importance to D3 and the Company.

Mr. Bogan’s employment agreement provides for an initial term of employment that commenced as of January 1, 2011 and expires on January 1, 2012.  Mr. Bogan’s employment agreement provides for an annual base salary of $194,026 but does not provide for an annual performance bonus.  Mr. Bogan’s employment agreement also provides that D3 will pay up to $126,000 in tuition reimbursement (the “Tuition Assistance”) and certain fees and expenses related to completing his degree, provided that (a) if Mr. Bogan does not complete his degree prior to January 1, 2012 or his employment is terminated for any reason prior to January 1, 2012, Mr. Bogan will receive no Tuition Assistance, (b) Mr. Bogan will reimburse D3 for 100% of his Tuition Assistance if his employment terminates for any reason prior to January 1, 2013 and (c) Mr. Bogan must reimburse D3 for 50% of his Tuition Assistance if his employment terminates for any reason prior to January 1, 2014.  Bogan’s employment agreement also contains a claw back provision consistent with the Dodd Frank Act and the Company’s Policy for Recoupment of Incentive Compensation.

Mr. Bogan’s employment agreement may be terminated upon the same events as the Executive Officers’ employment agreements, and he is also eligible to receive severance under the same conditions as the Executive Officers.

Mr. Bogan’s employment agreement is attached hereto as Exhibit 10.3.

Amendments to Employment Agreement with Richard L. Johnson

On February 22, 2011, D3 entered into two amendments to the employment agreement of Richard L. Johnson, the first effective as of December 31, 2010 and the second effective as of February 22, 2011.  The first amendment alters the structure of Mr. Johnson’s annual bonus so that it will be earned as follows:

•	5% of Mr. Johnson’s base salary if the annual net operating income of D3 exceeds 60% of the budgeted net annual operating income thereof;

•	5% of Mr. Johnson’s base salary if the annual net operating income of D3 exceeds 100% of the budgeted net annual operating income thereof; and

•
A percentage of the annual consolidated net operating income of the Company if it exceeds 60% of the budgeted net annual operating income of the Company.  Such percentage is 0.17% for 2011 operations, 0.19% for 2012 operations and 0.22% for 2013 operations.

The second amendment slightly modifies the structure of Mr. Johnson’s severance to make it consistent with the structure set forth in the employment agreements of the Executive Officers.

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 22, 2011, the Company entered into an Employment Agreement with each of the Executive Officers, and D3 entered into an Employment and Educational Leave Agreement with Ryan P. Bogan, Chief Executive Officer of D3 and two amendments to the Employment Agreement of Richard L. Johnson, President of D3.  A summary of the terms of such Employment Agreements, Mr. Bogan’s Employment and Educational Leave Agreement and such amendments is contained in Item 1.01 above.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Form of Employment Agreement dated effective as of January 1, 2011 between LMI Aerospace, Inc. and each of Ronald S. Saks, Lawrence E. Dickinson, Michael J. Biffignani and Cynthia G. Maness.

10.2	Employment Agreement dated effective as of January 1, 2011 between LMI Aerospace, Inc. and Robert T. Grah.

10.3	Employment and Educational Leave Agreement dated effective as of January 1, 2011 between D3 Technologies, Inc. and Ryan P. Bogan.

10.4	First Amendment to Employment Agreement dated effective as of December 31, 2010 between D3 Technologies, Inc. and Richard L. Johnson.

10.5	Second Amendment to Employment Agreement dated effective as of February 22, 2011 between D3 Technologies, Inc. and Richard L. Johnson.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2011

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employment Agreement dated effective as of January 1, 2011 between LMI Aerospace, Inc. and each of Ronald S. Saks, Lawrence E. Dickinson, Michael J. Biffignani and Cynthia G. Maness.

10.2	Employment Agreement dated effective as of January 1, 2011 between LMI Aerospace, Inc. and Robert T. Grah.

10.3	Employment and Educational Leave Agreement dated effective as of January 1, 2011 between D3 Technologies, Inc. and Ryan P. Bogan.

10.4	First Amendment to Employment Agreement dated effective as of December 31, 2010 between D3 Technologies, Inc. and Richard L. Johnson.

10.5	Second Amendment to Employment Agreement dated effective as of February 22, 2011 between D3 Technologies, Inc. and Richard L. Johnson.